UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report	(Date of earliest event reported):	March 27, 2008 (March 25, 2008)

COVER-ALL TECHNOLOGIES INC.
(Exact name of Registrant as Specified in its Charter)

Delaware	0-13124	13-2698053
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

55 Lane Road, Fairfield, New Jersey 07004
(Address of Principal Executive Offices)

Registrant's telephone number, including area code	(973) 461-5200

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02.	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

In June 2005, Cover-All Technologies Inc., a Delaware corporation (the “Company”), adopted the 2005 Stock Incentive Plan (the “Plan”).  Under the Plan, options and stock awards for the purchase of up to 5,000,000 shares may be granted by the board of directors (the “Board”) to the Company’s employees and consultants at an exercise or grant price determined by the Board on the date of grant.  Options may be granted as incentive or nonqualified stock options with a term of not more than ten years.  The Plan allows the Board to grant restricted or unrestricted stock awards or awards denominated in stock equivalent units, securities or debenture convertible into common stock, or any securities, in cash, or in a combination of common stock or other securities and cash.

The Plan was amended and restated as of May 9, 2006 in order to clarify the exercise period following termination of employment for Good Cause set forth in Section V(g) of the Plan.

On March 25, 2008, the Plan was further amended and restated in order to make the Company’s directors who are not employees of the Company eligible participants under the Plan.

The above summary of the Plan is qualified in its entirety by reference to the full text of the Plan, a copy of which is attached as Exhibit 10(c)(18).

ITEM 8.01.             OTHER EVENTS.

On March 25, 2008, the board of directors of the Company approved the 2008 compensation for its Non-employee Directors (the “Plan”).  The purpose of the Plan is to compensate members of the Company’s board of directors who are not employees of the Company (each, a “Non-employee Director”, and collectively, the “Non-employee Directors”).

The Plan applies solely to Non-employee Directors of the Company.  Pursuant to the Plan, each Non-employee Director will receive: (i) an annual cash compensation of $21,000; and (ii) an annual award of such number of shares of the Company’s common stock that has a value of $28,000 on March 25, 2008 (based upon the fair market value of the Company’s common stock as of March 25, 2008).  Each Non-employee Director serving on the Company’s Audit Committee will receive an additional $875 per quarter.  The Company will make all payments under the Plan quarterly and in arrears.

A Summary of 2008 Non-Employee Director Compensation is filed as Exhibit 99.1 hereto.

ITEM 9.01.             FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

Exhibit	Description

10(c)(18)	Amended and Restated 2005 Stock Incentive Plan.
99.1	Summary of 2008 Non-Employee Director Compensation, dated March 25, 2008.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COVER-ALL TECHNOLOGIES INC.

Date: March 27, 2008.	By:	/s/ Ann Massey
Ann Massey, Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10(c)(18)	Amended and Restated 2005 Stock Incentive Plan.
99.1	Summary of 2008 Non-Employee Director Compensation, dated March 25, 2008.